UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  July 21, 2023

BITNILE METAVERSE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40701	30-0680177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX 78215

(Address of principal executive offices) (Zip Code)

(800) 762-7293

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BNMV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 18, 2023, BitNile Metaverse, Inc., a Nevada corporation (the “Company”) received a letter (the “Letter”) from the Listing Qualifications staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s stockholders’ equity as reported in its Annual Report on Form 10-K for the fiscal year ended March 31, 2023 (the “Form 10-K”), did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1) for the Nasdaq Capital Market, which requires that a listed company’s stockholders’ equity be at least $2.5 million. As reported on its Form 10-K, the Company’s stockholders’ equity as of March 31, 2023 was approximately $(13.9) million.

According to the Letter, the Company has 45 calendar days from the date of the Letter, or until September 1, 2023, to submit a plan to regain compliance with Nasdaq Listing Rule 5550(b)(1). If the Company’s compliance plan is accepted by Nasdaq, then Nasdaq may, in its discretion, grant the Company up to 180 calendar days from the date of the Letter, or until January 14, 2024, to evidence compliance. If Nasdaq does not accept the Company’s plan, then Nasdaq may issue a staff delisting determination letter whereby the Company’s common stock will be subject to delisting. The Company would have the opportunity to appeal that decision to a Nasdaq hearings panel.

The Company is currently evaluating various alternative courses of action, including submitting to Nasdaq a plan to regain compliance with the Nasdaq Capital Market listing requirements before September 1, 2023. However, there can be no assurance that the Company will be able to satisfy the Nasdaq Capital Market’s continued listing requirements, regain compliance with the minimum stockholders’ equity requirement or the Voting Rights Deficiency, or maintain compliance with the other listing requirements.

The Letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market which currently trades under the symbol “BNMV”, subject to the Company’s compliance with the Letter and other continued listing requirements of the Nasdaq Capital Market. The Letter is in addition to the previous notice of deficiency that the Company received from the Staff of Nasdaq on June 21, 2023 notifying the Company that the Staff has determined that the Company has violated Nasdaq’s voting rights rule set forth in Listing Rule 5640 relating to shares of preferred stock, that, pursuant to the certificates of designation but subject to Nasdaq rules, would be convertible into shares of the Company’s common stock and could vote on an as-converted basis, which were issued in connection with the acquisition of BitNile.com, Inc. (the “Voting Rights Deficiency”). The Voting Rights Deficiency remains uncured.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s intent or ability to regain compliance with the minimum stockholders’ equity requirement or Voting Rights Deficiency and the Company’s ability to appeal any Staff Delisting Determination letter. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, there can be no assurance that the Company will meet the stockholders’ equity requirement or cure the Voting Rights Deficiency during any compliance period or otherwise in the future, otherwise meet Nasdaq compliance standards, that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, that the Company has and expects to continue to incur significant losses and negative cash flow, the Company’s need for additional funding, which may not be available, the absence of any significant revenue generated from the Company’s core business of the nascent Bitnile.com platform, the Company’s evolving business model, and the other important factors described under the caption “Risk Factors” in the Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on July 14, 2023 and its other filings with the SEC. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITNILE METAVERSE, INC.

Dated: July 21, 2023	/s/ Henry Nisser
Henry Nisser President and General Counsel